THE ADVISORS' INNER CIRCLE FUND


                          TS&W FIXED INCOME PORTFOLIO

                        SUPPLEMENT DATED APRIL 30, 2013
                                     TO THE
          PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"),
                            EACH DATED MARCH 1, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

On April 22, 2013, the TS&W Fixed Income Portfolio (the "Fund") was reorganized into the Nationwide Core Plus Bond Fund, a newly-organized series of Nationwide Mutual Funds, a Delaware statutory trust. As a result, the Fund is no longer offered in the Prospectus and SAI and all references to the Fund in the Prospectus and SAI are hereby deleted.





                PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.